UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: November 3, 2026

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3011 Townsgate Road, Suite 220

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.01 par value	LTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amended Form 8-K”) amends and supplements the Form 8-K originally furnished by LTC Properties, Inc. (the “Company”) on November 3, 2026 (the “Original Form 8-K”) solely to clarify the diluted earnings per common share (“EPS”) guidance range contained in the summary table of the Exhibit 99.1 press release issued November 3, 2026. This clarification does not affect the Company’s core funds from operations (“Core FFO”) per share or core funds available for distribution (“Core FAD”) per share guidance contained in the summary table. Except as described in this Amended Form 8-K, no other portion of the Original Form 8-K is amended and supplemented hereby.

The information in this Amended Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 2.02 — Results of Operations and Financial Condition

The information set forth under Item 7.01 of this Amended Form 8-K, including the press release furnished as Exhibit 99.1, is incorporated by reference into this Item 2.02.

Item 7.01 — Regulation FD Disclosure

On November 3, 2026, the Company furnished a press release that included the Company’s 2026 full-year guidance. The Company provided its 2026 diluted EPS guidance range of $7.80 to $7.82 in the reconciliation table included on page 12 of the press release. The guidance summary on page 3 of the press release inadvertently repeated the Company’s previously issued diluted EPS guidance range of $8.08 to $8.10. Conforming the summary diluted EPS guidance to the detail provided in the release does not affect the Company’s diluted Core FFO per share or diluted Core FAD per share guidance.

The Company has made an updated version of the press release reflecting this clarification available on the “Investors” portion of the Company’s website at www.LTCreit.com. The text of the updated press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The Company’s reaffirmed 2026 full-year guidance ranges of diluted Core FFO per share of $2.76 to $2.78 and diluted Core FAD per share of $2.83 to $2.85 were correct as issued in the press release and remain unchanged.

Forward-Looking Statements

This Amended Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act adopted pursuant to the Private Securities Litigation Reform Act of 1995. Statements that are not purely historical may be forward-looking. You can identify some of the forward-looking statements by their use of forward-looking words, such as “believes,” “expects,” “may,” “will,” “could,” “would,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates” or “anticipates,” or the negative of those words or similar words. Examples of forward-looking statements include the Company’s diluted earnings per common share guidance, diluted Core FFO per share guidance, and diluted Core FAD per share guidance. Forward-looking statements involve inherent risks and uncertainties regarding events, conditions and financial trends that may affect the Company’s future plans of operation, business strategy, results of operations and financial position. A number of important factors could cause actual results to differ materially from those included within or contemplated by such forward-looking statements, including, but not limited to, operational and legal risks and liabilities under the Company’s new SHOP segment; the Company’s dependence on the ability of its third-party independent operators to successfully manage and operate the Company’s SHOP communities; the Company’s dependence on its operators for revenue and cash flow; government regulation of the health care industry; changes in federal, state, or local laws limiting REIT investments in the health care sector; federal and state health care cost containment measures including reductions in reimbursement from third-party payors such as Medicare and Medicaid; required regulatory approvals for operation of health care facilities; a failure to comply with applicable law or regulations for the operation of health care facilities; the adequacy of insurance coverage maintained by the Company’s operators; the Company’s reliance on a few major operators; the Company’s ability to find suitable replacement operators for its SHOP communities; the Company’s ability to renew leases or enter into favorable terms of renewals or new leases; the impact of inflation; operator financial or legal difficulties; the sufficiency of collateral securing mortgage loans; an impairment of the Company’s real estate investments; the relative illiquidity of the Company’s real estate investments; the Company’s ability to develop and complete construction projects; the Company’s ability to invest cash proceeds for health care properties; a failure to qualify as a REIT; the Company’s ability to grow if access to capital is limited; and a failure to maintain or increase the Company’s dividend. For a discussion of these and other factors that could cause actual results to differ from those contemplated in the forward-looking statements, please see the discussion under “Risk Factors” and other information contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the Company’s subsequent Quarterly Reports on Form 10-Q, and the Company’s publicly available filings with the Securities and Exchange Commission. The Company does not undertake any responsibility to update or revise any of these factors or to announce publicly any revisions to forward-looking statements, whether as a result of new information, future events or otherwise. Although the Company’s management believes that the assumptions and expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward-looking statements due to the risks and uncertainties of such statements.

.

Item 9.01 — Financial Statements and Exhibits

99.1	Press Release issued November 3, 2026 (updated November 5, 2026).

99.2	LTC Properties, Inc. Supplemental Information Package for the period ending September 30, 2026 (previously included as Exhibit 99.2 to the Original Form 8-K).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: November 5, 2026	By:	/s/ CAROLINE CHIKHALE
Caroline Chikhale
Executive Vice President, Chief Financial Officer and Treasurer